Exhibit 99.1

NEWS RELEASE

Digital Realty Announces Closing CHF510 Million of Swiss Bonds

AUSTIN, Texas – October 6, 2026 – Digital Realty (NYSE: DLR), a leading global provider of carrier- and cloud-neutral data center, colocation and interconnection solutions, announced today that Digital Constellation B.V., an indirect wholly-owned finance subsidiary of the company’s operating partnership, Digital Realty Trust, L.P., has closed an offering of CHF225 million of 1.6803% Swiss bonds due 2029 (the “2029 Swiss bonds”), CHF185 million of 2.0600% Swiss bonds due 2032 (the “2032 Swiss bonds”) and CHF100 million of 2.4150% Swiss bonds due 2036 (the “2036 Swiss bonds” and together with the 2029 Swiss bonds and the 2032 Swiss bonds, the “Swiss bonds”).

The Swiss bonds will be senior unsecured obligations of Digital Constellation B.V. and will be fully and unconditionally guaranteed by the company, the operating partnership and Digital Intrepid Holding B.V., an indirect wholly-owned holding and finance subsidiary of the operating partnership. Interest on the 2029 Swiss bonds will be payable annually in arrears at a rate of 1.6803% per annum from and including October 6, 2026, and the 2029 Swiss bonds will mature on October 8, 2029. Interest on the 2032 Swiss bonds will be payable annually in arrears at a rate of 2.0600% per annum from and including October 6, 2026, and the 2032 Swiss bonds will mature on October 6, 2032. Interest on the 2036 Swiss bonds will be payable annually in arrears at a rate of 2.4150% per annum from and including October 6, 2026, and the 2036 Swiss bonds will mature on October 6, 2036.

The company intends to use the net proceeds from the offering of the Swiss bonds to allocate an amount equal to the net proceeds from the offering of the Swiss bonds to finance or refinance, in part or in full, new and/or existing projects consistent with Digital Realty’s Green Bond Framework, including the development and redevelopment of such projects. Pending the allocation of the net proceeds of the Swiss bonds to such projects, all or a portion of an amount equal to the net proceeds from the Swiss bonds may be used to temporarily repay borrowings outstanding under the operating partnership’s global revolving credit facilities, acquire additional properties or businesses, fund development opportunities, invest in interest-bearing accounts and short-term, interest-bearing securities which are consistent with the company’s intention to qualify as a REIT for U.S. federal income tax purposes, and to provide for working capital and other general corporate purposes, including potentially for the repayment of other debt, or the redemption, repurchase, repayment or retirement of outstanding equity or debt securities, or a combination of the foregoing.

The Swiss bonds are being sold only outside the United States in reliance on Regulation S under the U.S. Securities Act of 1933, as amended. The Swiss bonds have not been and will not be registered under the Securities Act and may not be offered or sold in the United States or to United States persons (within the meaning of Regulation S under the Securities Act) absent registration or an applicable exemption from registration requirements. This press release shall not constitute an offer to sell or a solicitation of an offer to buy the Swiss bonds, nor shall there be any offer, solicitation or sale of the Swiss bonds in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Safe Harbor Statement

This press release contains forward-looking statements which are based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. For a list and description of such risks and uncertainties, see the company’s reports and other filings with the U.S. Securities and Exchange Commission, including the Annual Report on Form 10-K for the year ended December 31, 2025 and the Quarterly Report on Form 10-Q for the quarters ended March 31, 2026 and June 30, 2026. The company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Regulation S Statement

This communication is not an offer to sell or a solicitation of an offer to buy securities of Digital Realty Trust, Inc. or its subsidiaries. The securities have not been and will not be registered under the Securities Act, or with any securities regulatory authority of any state or other jurisdiction of the United States. Consequently, the securities may not be offered, sold, resold, transferred, delivered or distributed, directly or indirectly, into or within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and in compliance with any applicable securities laws of any state or other jurisdiction of the United States. Any offering of the securities will be conducted pursuant to Regulation S under the Securities Act.

Notice to European Economic Area Retail Investors

The Swiss bonds are not intended to be offered, sold or otherwise made available to and, with effect from such date, should not be offered, sold or otherwise made available to any retail investor in the European Economic Area (the “EEA”). For these purposes, a retail investor means a person who is one (or more) of: (i) a retail client as defined in point (11) of Article 4(1) of Directive 2014/65/EU (as amended, “MiFID II”); or (ii) a customer within the meaning of Directive 2016/97/EU (as amended, the “IMD”), where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MiFID II. No key information document required by Regulation (EU) No 1286/2014 (as amended, the “PRIIPs Regulation”) for offering or selling any in scope instrument or otherwise making such instruments available to retail investors in the EEA has been prepared. Offering or selling the Swiss bonds or otherwise making them available to any retail investor in the EEA may be unlawful under the PRIIPs Regulation. This communication has been prepared on the basis that any offers or sales of Swiss bonds in any Member State of the EEA will be made pursuant to an exemption under Regulation (EU) 2017/1129 (as amended or superseded, the “Prospectus Regulation”) from the requirement to publish a prospectus for offers or sales of Swiss bonds. This communication is not a prospectus for the purposes of the Prospectus Regulation.

Notice to UK Retail Investors

This announcement is for distribution only to, and is directed at, persons who (i) have professional experience in matters relating to investments falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (as amended, the “Financial Promotion Order”), (ii) are persons falling within Article 49(2)(a) to (d) (“high net worth companies, unincorporated associations, etc.”) of the Financial Promotion Order, (iii) are outside the United Kingdom, or (iv) are persons to whom an invitation or inducement to engage in investment activity (within the meaning of section 21 of the Financial Services and Markets Act 2000) in connection with the issue or sale of any securities may otherwise lawfully be communicated or caused to be communicated (all such persons together being referred to as “relevant persons”). This announcement is directed only at relevant persons and must not be acted on or relied on by persons who are not relevant persons. Any investment or investment activity to which this announcement relates is available only to relevant persons and will be engaged in only with relevant persons.

The Swiss bonds are not intended to be offered, sold, distributed or otherwise made available to and should not be offered, sold, distributed or otherwise made available to any retail investor in the United Kingdom. For these purposes, a “retail investor” means a person who is either one (or both) of the following): (i) not a professional client, as defined in point (8) of Article 2(1) of Regulation (EU) No 600/2014 as it forms part of domestic law by virtue of the European Union (Withdrawal) Act 2018; or (ii) not a qualified investor as defined in paragraph 15 of Schedule 1 to the Public Offers and Admissions to Trading Regulations 2024”. Consequently, no disclosure document required by the Financial Conduct Authority Product Disclosure Sourcebook for offering, selling or distributing the Swiss bonds or otherwise making them available to retail investors in the U.K. has been prepared and therefore offering, selling or distributing the Swiss bonds or otherwise making them available to any retail investor in the U.K. may be unlawful under DISC and the Consumer Composite Investments (Designated Activities) Regulation 2024.

Investor Relations

Jordan Sadler / Jim Huseby

Digital Realty

+1 (737) 281- 0101

InvestorRelations@digitalrealty.com